Exhibit 99.1

[LITHIUM CORPORATION LOGO]


                                                                    NEWS RELEASE
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                                                OTCQB: LTUM


        LITHIUM CORPORATION - PATHION ASSET PURCHASE AGREEMENT EXPIRATION

Las Vegas, NV - January 28, 2015 - [OTCQB - LTUM] "The Company" announces the expiration of the Asset Purchase Agreement (APA) with Pathion, Inc., due to Pathion's failure to close the agreement according to the agreed upon schedule in the APA and its' extensions.

"We have notified Pathion that the agreement has expired" stated company President Brian Goss, "Although this is disappointing to an extent, we feel that Lithium Corporation will ultimately benefit by moving forward with new valuations of our properties that include the news that Telsa's gigafactory, now under construction, will be logistically in close proximity to them. We are currently pursuing multiple opportunities to achieve our goals and remain very excited about the future of the company".

For further information with regard to Lithium Corporation, please contact Tom Lewis at Lithium Corporation at (775) 410-2206 or via email at info@lithiumcorporation.com or view our new page at The Investors Hangout http://investorshangout.com/Lithium-Corp-LTUM-63920/

About Lithium Corporation

Lithium Corporation is an exploration company based in Nevada devoted to the exploration for new battery related resources throughout North America, looking to capitalize on opportunities within the ever expanding Lithium-Ion and next generation battery markets. The Company maintains a strategic alliance with Altura Mining, an ASX listed coal producer who is currently looking to spin off their coal division into a Singapore listed start-up, and is searching for off-take contracts for its 100% owned world-class Pilgangoora lithium pegmatite property in Western Australia.

NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to the construction of the Tesla Motors, Inc. site in northern Nevada for battery manufacturing ", that the proximity of our properties and exploration efforts to the location of the proposed Tesla factory could give us an advantage with respect to establishing a role in their supply chain, that Nevada may become an innovation center for battery research and development, or that this may attract potential future business partners for Lithium Corporation.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with mineral exploration and difficulties associated with obtaining financing on acceptable terms. We are not in control of minerals prices and these could vary to make development uneconomic. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.